[Execution Copy]

AMENDMENT NO. 2

to

AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

dated as of April 1, 1999

THIS AMENDMENT NO. 2 entered into as of September 11, 2000 (this "Amendment") among COLLINS INDUSTRIES, INC., a Missouri corporation ("Collins"), COLLINS BUS CORPORATION, a Kansas corporation ("Bus"), WHEELED COACH INDUSTRIES, INC., a Florida corporation ("WCI"), CAPACITY OF TEXAS, INC., a Texas corporation ("Capacity"), MOBILE-TECH CORPORATION, a Kansas corporation ("Mobile"), WORLD TRANS, INC., a Kansas corporation ("World Trans"), BRUTZER CORPORATION , an Ohio corporation ("Brutzer"), MID BUS, INC., an Ohio corporation ("Mid Bus") and MOBILE PRODUCTS, INC., a Kansas corporation ("Mobile Products," and together with Collins, Bus, Capacity, Mobile, WCI, World Trans, Brutzer and Mid Bus, the "Borrowers" and each, a "Borrower"), the financial institutions party to the Loan Agreement from time to time (the "Lenders"), and BANK OF AMERICA, N.A. (f/k/a NationsBank, N.A.), a national banking association ("Bank of America"), as agent for the Lenders (the "Agent").

Preliminary Statement

Certain of the Borrowers entered into an Amended and Restated Loan and Security Agreement with Bank of America and the Agent dated as of July 31, 1998, as amended by Amendment No. 1 dated as of April 1, 1999 (as amended, the "Loan Agreement") and Bank of America has been providing loans and other financial accommodations under the Loan Agreement since that date. The Borrowers have requested that Bank of America and the Agent amend the Loan Agreement in certain respects to provide for an increase in the line of credit thereunder, to modify certain financial covenants and to amend certain other provisions of the Loan Agreement, and Bank of America and the Agent have agreed to do so, subject to the terms and conditions set forth in this Amendment. The parties now wish to set forth those agreements in writing. It is the intention of the parties that the Loans under the Loan Agreement as amended hereby in all respects constitute a continuation of the outstanding Loans under the Loan Agreement and not a refinancing thereof or a novation with respect thereto.

The Borrowers confirm that they remain a consolidated group of companies under Collins as the common parent. The Borrowers acknowledge and agree that they are a part of an integrated, interdependent group of companies that on a regular basis make intercompany loans to one another and that the Lenders are relying upon the joint and several obligations of the Borrowers in providing the financing accommodations described herein and would not have provided such accommodations without such joint and several undertakings of all of the Borrowers.

Statement of Agreement

NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Cross References and Definitions.

    Reference is made to the Loan Agreement. Upon and after the effectiveness of this Amendment as provided in Section 5 hereof, all references to the Loan Agreement in the Loan Agreement or in any other Loan Document shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not, and will not, amend, modify or supplement any provision of or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

    Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

Section 2. Amendment to Loan Agreement Provisions. Effective in accordance with Section 5 hereof, the Loan Agreement is hereby amended by

(a) amending Section 1.1 Definitions by

(i) amending the following definitions in their entireties to read as follows:

"Borrower" means each of Collins, Bus, Brutzer, Mid Bus, WCI, Capacity, Mobile, Mobile Products and World Trans.

"Finished Goods Sublimit" means the sum of $9,000,000.

"NationsBank" means Bank of America, N.A., (f/k/a NationsBank, N.A.), a national banking association.

"Raw Materials Sublimit" means the sum of $7,500,000

"Revolving Credit Commitment" means, as to NationsBank, initially $30,000,000 and, as to each Lender from and after an assignment by NationsBank, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 13.1(d), representing such Lender's aggregate obligation, upon and subject to the terms and conditions of this Agreement, to make Revolving Credit Loans to each of the Borrowers.

"Revolving Credit Facility" means, at any time, the principal amount of $30,000,000.

(ii) adding thereto the following definitions in the appropriate alphabetical order:

"Amendment No. 2" means the Amendment No. 2, to Amended and Restated Loan and Security Agreement dated as of September 11, 2000.

"Amendment No. 2 Effective Date" means the date on which Amendment No. 2 shall have become effective in accordance with its terms.

"Mobile Products" means Mobile Products, Inc., a Kansas corporation, a Wholly-Owned Subsidiary of Collins, and its successors and assigns.

(b) amending Section 15.2(a) in its entirety to read as follows:

(a)    so long as no Default or Event of Default exists and Availability equals or exceeds $3,000,000, one field exam during each 12 month period following the Effective Date at the rate of $15,000 per exam and at any other time all inspections, verifications, audits, site visits and other activities associated with monitoring the Collateral or otherwise administering this Agreement, and in either case including, without limitation, travel, meals and lodging expenses of employees of the Agent and any agent of the Agent;

(c) amending and restating Exhibit A to the Loan Agreement in its entirety in the form of Annex A attached hereto and made a part hereof; and

(d) amending the Schedules to the Loan Agreement by substituting for each thereof the Schedules bearing the corresponding title attached to this Amendment as Annex B.

Section 3. Additional Borrower; Joinder. By its execution and delivery hereof, Mobile Products and the other Borrowers acknowledge and agree that Mobile Products has become, as of the Amendment Effective Date (as defined in Section 5 below), a Borrower under and as defined in the Loan Agreement, and Mobile Products hereby agrees to be bound in such capacity by all of the terms and provisions thereof and, to the extent applicable, of the other Loan Documents to the same extent as if each were an original signatory thereof as a Borrower

Section 4. Consent and Waiver. The Lender hereby (i) consents, subject to the provisions of Section 5, to the Waldon Acquisition (as defined in Section 5 below), and (ii) waives compliance and the effects of non-compliance by the Borrowers with the provisions of Sections 11.3, 11.4 and 11.5 of the Loan Agreement, to the extent that the transactions contemplated by the Waldon Acquisition would have violated or constituted a breach of such provisions.

Section 5. Conditions to Effectiveness of Amendment. This Amendment shall become effective (the "Amendment Effective Date") upon (a) payment by the Borrower to the Agent, for the account of the Lender, an activation fee in the amount of $25,000 pursuant to Section 4.2(b) of the Loan Agreement, and (b) receipt by the Agent of the following, each in form and substance satisfactory to the Agent:

(i) counterparts of this Amendment, duly executed and delivered by each Borrower;

(ii) an Amended and Restated Revolving Credit Note in the form attached hereto as Annex A duly executed by each Borrower;

(iii) an Acquisition Loan Note substantially in the form of Exhibit B-3 attached to the Loan Agreement duly executed by each Borrower;

(iv) certified copies of the articles of incorporation and bylaws of Mobile Products, as in effect on the Amendment Effective Date, and with respect to the other Borrowers and the Guarantors, a certificate of an appropriate officer of such Borrowers and Guarantors to the effect that none of such documents relating to such Borrowers and Guarantors have been amended or otherwise modified since April 21, 1999 (with respect to Mid Bus and Brutzer) and July 31, 1998 (with respect to Collins, Bus, WCI, Capacity, Mobile, World Trans and Guarantors), the respective dates on which such documents were last delivered to Agent and Lender under the Loan Agreement;

(v) certificates of incumbency and specimen signatures with respect to each of the officers of the Borrowers and the Guarantors who is authorized to execute and deliver the Loan Documents to which it is a party and each other certificate, agreement or other document to be executed by the Borrowers and the Guarantors in connection with this Amendment;

(vi) a certificate evidencing the good standing of Mobile Products in the jurisdiction of its incorporation and in each other jurisdiction in which it is required to be qualified as a foreign corporation to transact business as presently conducted;

(vii) a certificate of the President of Collins or of the Financial Officer that all representations and warranties of Borrowers set forth in the Loan Documents are true and correct as of the Amendment Effective Date and that no Default or Event of Default exists (after giving effect to this Amendment and the Waldon Acquisition), and Agent and Lender shall be satisfied as to the truth and accuracy thereof;

(viii) amendments or modifications to each of the Mortgages existing on the Amendment Effective Date and endorsements to related title insurance policies;

(ix) Certified copies of the executed Asset Purchase Agreement dated as of September 1, 2000, between Collins, Mobile Products, Waldon, Inc., an Oklahoma corporation and Celstar Group, Inc., an Ohio corporation (the "Waldon Acquisition") and all documents and agreements executed in connection with such Acquisition.

(x) Executed Mortgages on Acquired Real Estate in connection with the Waldon Acquisition and related title insurance policies.

(xi) Financing Statements duly executed and delivered by Mobile Products and Collins;

(xii) a Trademark Assignment duly executed and delivered by Mobile Products;

(xiii) a Patent Assignment duly executed and delivered by Mobile Products;

(xiv) a Collateral Assignment of Rights Under Acquisition Agreement, in form and substance satisfactory to the Agent, duly executed and delivered by Mobile Products and Collins;

(xv) evidence of payment or arrangements for payment of all Debt and the termination or arrangements for termination of all Liens not permitted under the Loan Documents;

(xvi) a signed opinion of Blackwell Sanders Peper Martin LLP, counsel for the Borrowers, and of such local counsel for the Borrowers as may be required, opining as to such matters in connection with the transactions contemplated by this Amendment as the Agent or its special counsel may reasonably request;

(xvii) updated Schedules to the Loan Agreement as necessary to reflect accurately as of the Amendment No. 2 Effective Date the facts purported to be set forth therein;

(xviii) a consent duly executed by each Guarantor; and

(xix) such other documents and instruments as the Agent may reasonably request.

Section 6. Representations and Warranties. Each Borrower hereby makes the following representations and warranties to the Agent and the Lender, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

(a) Authorization of Agreements. Such Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which such Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i) require any Governmental Approval or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

(ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

Section 7. Expenses. The Borrowers agree to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent or the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 8. Governing Law. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Georgia.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties and their respective successors and assigns and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts as of the date first above written.

BORROWERS: COLLINS INDUSTRIES, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

COLLINS BUS CORPORATION By: /s/Larry Sayre Larry Sayre Chief Financial Officer

WHEELED COACH INDUSTRIES, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

CAPACITY OF TEXAS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

MOBILE-TECH CORPORATION By: /s/Larry Sayre Larry Sayre Chief Financial Officer

WORLD TRANS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

BRUTZER CORPORATION By: /s/Larry Sayre Larry Sayre Chief Financial Officer

MID BUS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

MOBILE PRODUCTS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

AGENT: BANK OF AMERICA, N.A. By: /s/Gaye Stathis Gaye Stathis Vice President

LENDER: BANK OF AMERICA, N.A. By: /s/Gaye Stathis Gaye Stathis Vice President

Annex A

EXHIBIT A

FORM OF

REVOLVING CREDIT NOTE

$30,000,000 Atlanta, Georgia

_________________, 2000

FOR VALUE RECEIVED, the undersigned, COLLINS INDUSTRIES, INC., a Missouri corporation, COLLINS BUS CORPORATION, a Kansas corporation, WHEELED COACH INDUSTRIES, INC., a Florida corporation, CAPACITY OF TEXAS, INC., a Texas corporation, MOBILE-TECH CORPORATION, a Kansas corporation, MID BUS, INC., an Ohio corporation, WORLD TRANS, INC., a Kansas corporation, BRUTZER CORPORATION, an Ohio corporation and MOBILE PRODUCTS, INC., a Kansas Corporation (the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of BANK OF AMERICA, N.A. (f/k/a NationsBank, N.A.) (the "Lender") at the offices of the Agent located at 600 Peachtree Street, Atlanta, Georgia 30308, or at such other place within the United States as shall be designated from time to time by the Agent, on the Termination Date, the principal amount of THIRTY MILLION AND NO/DOLLARS ($30,000,000.00), or such lesser principal amount as may then constitute the aggregate unpaid balance of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds.

This Revolving Credit Note is made by the Borrowers, jointly and severally, in favor of the Lender in exchange and substitution for that certain Revolving Credit Note dated April 1, 1999 made jointly and severally by certain of the Borrowers in favor of the Lender in the original aggregate principal amount of $22,000,000 (the "Prior Note"), but not in extinguishment or as a novation of the indebtedness evidenced by the Loan Agreement and such Prior Note. The indebtedness outstanding under the Prior Note immediately prior to the date hereof shall remain outstanding and continue to constitute outstanding Revolving Credit Loans hereunder.

The Borrowers also jointly and severally unconditionally promise to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

This Note is the Revolving Credit Note referred to in that certain Amended and Restated Loan and Security Agreement dated as of July 31, 1998, as amended by Amendment No. 1 dated as of April 1, 1999 and Amendment No. 2 dated as of September 11, 2000 (as further amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms defined in the Loan Agreement being used herein as therein defined) among the Borrowers, the Lender, the other financial institutions party thereto from time to time as "Lenders" and the Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrowers, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses actually incurred if collected by or through an attorney, whether or not suit is filed.

The provisions of Section 15.5 of the Loan Agreement are hereby expressly incorporated herein.

This Revolving Credit Note shall be governed by, and construed in accordance with, the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the undersigned have executed this Revolving Credit Note as of the day and year first above written.

BORROWERS By: /s/Larry Sayre Larry Sayre Chief Financial Officer

COLLINS BUS CORPORATION By: /s/Larry Sayre Larry Sayre Chief Financial Officer

WHEELED COACH INDUSTRIES, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

CAPACITY OF TEXAS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

MOBILE-TECH CORPORATION By: /s/Larry Sayre Larry Sayre Chief Financial Officer

WORLD TRANS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

BRUTZER CORPORATION By: /s/Larry Sayre Larry Sayre Chief Financial Officer

MID BUS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer

MOBILE PRODUCTS, INC. By: /s/Larry Sayre Larry Sayre Chief Financial Officer